UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 19, 2005

TRADEQUEST INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03296	64-0440887
(Commission File Number)	(I.R.S. Employer Identification Number)

2400 East Commercial Blvd., Suite 612, Fort Lauderdale, FL 33308

(Address of Principal Executive Offices) (Zip Code)

(954) 491-5488

(Registrant’s Telephone Number, Including Area Code)

_________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

See Item 1.01. As previously reported, on August 19, 2005, we acquired 100% of the outstanding common stock of Incomm Holdings Corp. (Incomm) pursuant to a Securities Purchase Agreement and Plan of Reorganization (“Purchase Agreement”). In accordance with the Purchase Agreement, Incomm survived as our wholly-owned subsidiary. The purpose of this filing is to amend the Current Report on Regulation S-X and identified in Item 7 below.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The following financial statements of the business acquired, for the periods specified in Rule 3-05(b) of Regulation S-K, are filed herewith:

Financial Statements of InComm Holdings Corp. as of March 31, 2005 and for the Period from April 6, 2004 (Date of Inception) to March 31, 2005.

Unaudited Financial Statements of Incomm Holdings Corp. as of June 30, 2005 and for the Three-Month Period Ended June 30, 2005.

Pro forma Unaudited Consolidated Balance Sheet of Tradequest International, Inc. as of June 30, 2005.

Pro forma Unaudited Consolidated Statement of Operations of Tradequest International, Inc. for the six-month period ended June 30, 2005.

Pro forma Notes to Unaudited Pro Forma Consolidated Financial Statments as of June 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tradequest International, Inc.

By:	/s/ Luis Alvarez
Luis Alvarez, Chairman of the Board and Chief Executive Officer

DATED: December 21, 2005

2

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

INDEPENDENT AUDITORS’ REPORT

Board of Directors
InComm Holdings Corp. and Subsidiary
Ft. Lauderdale, Florida

We have audited the accompanying consolidated balance sheet of InComm Holdings Corp. and subsidiary (a Nevada corporation) (a development stage enterprise) as of March 31, 2005, and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from April 6, 2004 (inception) to March 31, 2005. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of InComm Holdings Corp. and subsidiary as of March 31, 2005 and the results of its operations and its cash flows for the period of April 6, 2004 (inception) to March 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 1 and 2 to the financial statements, the Company is incurring operating losses as it develops and markets its line of products and services. Unless the Company is able to increase sales and/or raise additional debt or capital (as described in more detail in Notes 1 and 2 to the financial statements) to promote and develop its product and service lines, the Company might not be able to meet current obligations as they become due. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are described in Notes 1 and 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

RODRIGUEZ, TRUEBA & CO., CPA
Certified Public Accountants
Doral, Florida
July 20, 2005, except for Note 10 which is dated November 18, 2005

INCOMM HOLDINGS CORP. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
March 31, 2005
(Audited)

ASSETS
Current Assets:
Cash and cash equivalents	$699

Total current assets	699

Property and equipment
Compputer and office equipment	8,384

Security Deposit	3,000

Total assets	$12,083

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable	$58,112
Loan payable	25,000

Total current liabilities	83,112

Stockholders’ Equity:
Common stock; $.001 par value, 100,000,000 shares authorized, 31,033,332 issued and outstandingas of March 31, 2005	31,033
Additional paid-in capital	323,884
Deficit accumulated during the development stage	(425,946)

Total Stockholders’ Equity	(71,029)

Total liabilities and stockholders’ deficit	$12,083

See Notes to Financial Statements.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
For the period from April 6, 2004 (inception) to March 31, 2005

Sales	$49,745

Cost of sales	40,045

Gross margin:	9,700

Operating expenses:
Salaries, consulting and professional fees	207,835
Telecommunications network maintenance	95,000
Travel and entertainment	14,861
Marketing costs including samples	57,511
Rent	36,550
Office and administrative expesnse	8,447
Automobile expenses and allowance	4,000
Carrier network expense	3,850
Telephone	5,672
Insurance	1,920

Total operating expenses	435,646

Net income (loss):	$(425,946)

See Notes to Financial Statements.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
For the period from April 6, 2004 (inception) to March 31, 2005

	Common Stock		Paid in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance, April 6, 2004:	—	$—	$—	$—	$—
Proceeds issuance of shares	31,033,332	31,033	(11,000)	—	20,033
Capital contirbution	—	—	334,884	—	334,884
Net loss	—	—	—	(425,946)	(425,946)

Balance, March 31, 2005:	31,033,332	$31,033	323,884	(425,946)	$(71,029)

See Notes to Financial Statements.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the period from April 6, 2004 (inception) to March 31, 2005

Cash flows from operating activities:
Cash received from customers	$49,745
Cash paid to suppliers and employees	(420,579)

Net cash (used in) operating activities	(370,834)

Cash flows from investing activity:
Purchases of computer and office equipment	(8,384)

Net cash (used in) investing activities	(8,384)

Cash flows from financing activities:
Net borrowings	25,000
Contributed capital	354,917

Net cash (used in) financing activities	379,917

Net increase in cash and cash equivalents	699
Cash and cash equivalents-April 6, 2004	—

Cash and cash equivalents- march 31, 2005	$699

Reconciliation of net loss to cash (used in) operating activities:

Net loss	$(425,946)
Adjustments to reconcile net loss to:
Cash flows from operating activities:
(Increase) in other assets	(3,000)
Increase in accounts payable	58,112

Total adjustments	55,112
Cash (used in) operating activities:	(370,834)

Supplemental schedule of noncash investing and financing activities:

See Notes to Financial Statements.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of InComm Holdings Corp. and subsidiary, (the “Company”) is presented to assist in understanding the Company’s financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America (“U.S.GAAP”) and have been consistently applied in the preparation of the financial statements.

Organization
InComm Holdings Corp. (“the Company”) was incorporated under the laws of the State of Nevada on April 6, 2004. On July 30, 2004, the Company acquired (See Note 8) 51% ownership and complete operational control of a new subsidiary, VoIP2, Inc. (“VoIP2”), a Florida corporation, to handle the affairs related to internet telephony operations. On October 18th, 2005 management determined that there was an essential failure of consideration in connection with this transaction because it never had the effective control or dominion over the assets of the business purported to have been conveyed.

VoIP2, Inc. was an Enhanced Internet Service Provider offering Voice over Internet Protocol (VoIP) services to users around the world. This platform of technology has become known as Voice-over-IP technology or “VoIP”, whereby communications are bundled in data packets and transmitted over the internet. The Company internally developed the systems necessary to carry out this activity.

Principles of Consolidation
The consolidated financial statements of the Company include the accounts of InComm Holdings Corp. and its subsidiary. All significant intercompany accounts and transactions were eliminated upon consolidation.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Property and Equipment
Computer and office equipment are stated at cost, and will be depreciated over their estimated useful lives using accelerated and straight-line methods.

Telecommunications equipment, including equipment and software acquired with the purchase of VoIP2, were contributed as capital for 11 million shares of the Company’s common stock. The equipment, which is described in Note 3 to the financial statements, was originally valued at its appraised cost of $3,225,600 and as discussed in Note 10 was returned as the Company never had control or derived a benefit from this asset.

Estimated Useful Life

Computer and Office equipment	3-5 years

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

Long Lived Assets
The Company continually evaluates the carrying value of property and equipment, goodwill and other intangible assets to determine whether there are any impairment losses. If indicators of impairment are present in intangible assets used in operations, and future cash flows are not expected to be sufficient to recover the assets’ carrying amount, an impairment loss would be charged to expense in the period identified.

Revenue Recognition
Fees from sale of voice-over internet equipment and subscriptions are recorded as income when the equipment is delivered under a purchase order to the retailer distributing the boxes.

Advertising
The Company expenses the cost of marketing and advertising efforts as incurred or when the advertising initially takes place. No advertising costs were capitalized at March 31, 2005.

Stock Options and Warrants
The Company elected to account for stock options and warrants issued to employees and non-employees in accordance with SFAS 123.

New Accounting Pronouncements

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 relates to the requirements for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. SFAS No. 146 also establishes that fair value is the objective for initial measurement of the liability. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Adoption of this interpretation is not expected to have a significant effect on the Company’s results of operations or financial position.

In November 2002, the FASB issued FASB Interpretation No. 45 (“FIN No. 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN No. 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of the guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. This interpretation does not prescribe a specific approach for subsequently measuring the guarantor’s recognized liability over the term of the related guaranty. Adoption of this interpretation is not expected to have a significant effect on the Company’s results of operations or financial position.

On December 31, 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure-an Amendment of FASB Statement No. 123, SFAS No. 148 amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition to the fair value method of accounting for stock-based employee compensation. The alternative methods include the prospective method, the modified prospective method, and the retroactive restatement method. The prospective method requires application of the recognition provisions of SFAS No. 123 for awards granted after the beginning of the fiscal year in which the adoption is made. Adoption of this interpretation is not expected to have a significant effect on the Company’s results of operations or financial position.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

New Accounting Pronouncements (continued)

In January 2003, the FASB issued FIN No. 46, Consolidation of Variable Interest Entities—An Interpretation of Accounting Research Bulletin No. 51. FIN No. 46 requires the consolidation of entities in which an enterprise absorbs a majority of the entity’s expected losses, receives a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual interests or other financial interests in the entity. FIN No. 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN No. 46 must be applied during the first interim or annual period beginning after December 15, 2003. Adoption of this interpretation is not expected to have a significant effect on the Company’s results of operations or financial position.

Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentration of credit risk are primarily cash and accounts receivables. Cash balances are placed with national banking institutions that insure each account up to $100,000. All cash balances were within insured limits. The Company extends credit based on an evaluation of the customer’s financial condition, generally without requiring collateral. Exposure to losses on receivables is principally dependent on each customer’s financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

Income Taxes

Income taxes will be provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between book and tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred tax assets are also recognized for operating losses that are available to offset future taxable income.

NOTE 2	DEVELOPMENT STAGE OPERATIONS

InComm Holdings Corp was formed on April 6, 2004 to market, through its current and future affiliates and subsidiaries, and distributors, various telecommunications products and services. InComm Holdings Corp is an Enhanced Internet Service Provider offering Voice over Internet Protocol (VoIP) and other IP based services to users around the world, with a marketing concentration in Central and South America. This platform of technology has become known as Voice-over-IP technology or “VoIP”, whereby communications are bundled in data packets and transmitted over the internet. The Company is managed through the Board of Directors, which currently consists of Luis Alvarez (Chairman). The Board of Directors has engaged the services of Frank J. Erbiti as President.

Plan of Operation

The Company’s efforts are substantially devoted to commencing the sales of product and services and raise capital as discussed below. Consequently, the Company is considered a development stage enterprise under U.S. GAAP. The Company’s plan of operations for the next twelve months is to complete the following objectives, subject to the Company obtaining adequate financing resources:

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 2	DEVELOPMENT STAGE OPERATIONS – continued

Plan of Operation - continued

•	The Company has contracted to provide IP voice switching and billing resources.

•	The Company has contracted with equipment manufacturers to acquire Internet Access Devices (IAD) for re-sale to distributors.

•	The Company has contracted with Tier 2 Telecom carriers to provide Inbound, Outbound and International terminations.

•	Further develop formal relationships with Tier 1 telecom carriers such as Level 3, Global Crossing, AT&T and others.

•	Sign contractual distribution agreement with 20 international companies to market and resell the Company’s products and services domestically and internationally.

•	Undertake an advertising, marketing and sales campaign to market the Company’s prepaid products to distributors/agents and eventually to end users and corporate customers.

•	Secure a Merchant bank relationship to activate the web based shopping cart.

Going Concern

The Company has generated operating losses of $425,946 since inception and management expects that the Company will continue to generate losses in the near future. The Company intends to secure financing for the foreseeable future until it generates enough cash flows from operating activities to meet its obligations when they become due. As a consequence of the uncertainty related to the Company’s ability to obtain the financial resources described above, substantial doubt is raised about its ability to continue as a going concern. However, the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Unless the Company is able to increase sales and/or raise additional debt or capital as discussed above to promote and develop its product and service lines, the Company might not be able to meet current obligations as they become due.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 3	PROPERTY AND EQUIPMENT

Property and equipment at March 31, 2005 consisted of office computers and equipment costing $8,384. Telecommunications equipment described and valued by FDR and Associates LLC was never deemed to be in control of the Company as discussed in Note 10 but is presented below for information purposes only as follows:

Telecommunications Equipment Fair Market Valuation

Quantity	Description	Value	Total

2	Lucent Excel EXS 2000	$ 68,000	$ 136,000
10	DTI 480SC T1 Digital Line Cards	790	7,900
2	DTI 480-2TI Digitial Line Cards	780	1,560
2	5 Meter EXNET Multi Node Fiber Optic Cable	2,800	5,600
2	IBM VoiceWare Rack Mount RAD Sip Servers	9,800	19,600
1	IBM VoiceWare Internet Web Server	10,400	10,400
1	Telecommunications Techniques Corp-Digital T1 Test Set	4,800	4,800
1	Sage Instruments-T1 Digital Test Set	1,650	1,650
1	Telecommunications Techinques Corp-T1 Test Set	2,500	2,500
1	APC Power Management UPS System (20KW)	790	790
2	DDM 2000 (OC3) Fiber Optic Interface (2,016 Ports)	17,500	35,000
2	Light Guide Distribution Shelf (Multiplexer)	13,500	27,000
650	Excel Multi Node Switch Kit Run Software 11,500 ports	500	325,000
Associated Software- Proprietary Scripting and Coding
1	Sip Proxy Server Flash Feature Enhancements	2,568,500	2,568,500
1	NEC RC-28D	52,500	52,500
1	Cisco 3600 Router	24,500	24,500
1	Cisco 2600 Router	500	500
1	Harris Remote Test Unit 107 A/F	500	500
1	Harris Remote Test Unit DSL/ADSL	1,300	1,300

			$ 3,225,600

Depreciation expense will be provided as assets are placed into operations.

NOTE 4	INCOME TAXES

The Company has no current or deferred income tax due to its operating losses.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 5	LOAN PAYABLE

The Company received an advance of $25,000 pursuant to a Convertible Promissory Note (the “Note”) issued to a potential investor for borrowings up to $110,000. As of March 31, 2005 had received the first advance of $25,000, which is due and payable on March 11, 2006 accruing interest of 10% per annum. At the Lender’s option, the Lender may choose to convert any portion of the unpaid balance of the Note plus any interest due, into stock of the common stock of the Company or receive cash and/or any combination thereof. Shares issued to Lender for Repayment of the Note shall:

a.)	Equal the unpaid balance of the Note plus interest due;
b.)	be issued at a twenty five percent (25%) discount, “Conversion Price”, per common share of the Company pursuant to the Term Sheet of March 11, 2005; and,
c.)	be deemed as fully paid and at liberty for resale by the Lender to other persons, known or unknown, to the Company with or without restriction.

In addition to the foregoing, for each dollar loaned by the Lender to the Company, the Lender shall receive twenty (20) warrants, (the “Warrants”). Each Warrant(s) shall be exercisable at ten cents ($0.10) per common share of the Company for a period of no more than three (3) years from March 11, 2005

The Shares and Warrants shall have the rights, preferences, privileges and restrictions set forth in the respective documents, herein and in the Company’s Certificate of Incorporation and Bylaws.

If an additional extension is required, there shall be a penalty imposed of 10% of the unpaid balance of the Note which remains outstanding plus any interest due.

NOTE 6	SHAREHOLDERS’ EQUITY

Common Stock
There are 100,000,000 authorized shares of common stock, at $.0001 par value per share. The total shares issued and outstanding as of March 31, 2005 was 20,033,332.

On April 6, 2004 the Company issued 10,000,000 shares of common stock in connection with the development of its action plan.

On May 31, 2004, the Company issued 10,000,000 shares of common stock in connection with the acquisition of the telecommunications equipment described in Note 3 to the financial statements

On July 30, 2004, the Company issued 1,000,000 shares of common stock in connection with the acquisition of 51% of the common stock of VoIP2 (Note 8). The Company received telecommunications equipment and software described in Note 3 to the financial statements as result of this transaction. .

As discussed in Note 10, the Company was not able at any time to obtain control over the assets, or use them in furtherance of its operations, despite requests for the turnover of the assets and the reduction to the use and possession of the Company. Consequently, on October 11, 2005 by action of its Board of Directors, the Company unilaterally rescinded both the agreement dated May 31, 2004 and the agreement dated July 30, 2004 based on what was an essential failure of consideration on the part of Namer, Brickman and Cappelli and has rescinded the issuance of 11,000,000 shares that were issued to Brickman and Cappelli for the purported conveyance of the assets.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 6	SHAREHOLDERS’ EQUITY – continued

On September 1, 2004, the Company issued 33,333 shares of common stock, valued $0.0425 in lieu of rent expense.

Between the periods from May 31, 2004 through the date of this report, the Company issued the remaining outstanding shares of common stock under several stock purchase agreements in connection with the initial offer of capital to private investors. The values of $0.0425 and $0.0450 per share were the average quoted prices at the time of the acquisition period.

NOTE 7	STOCK OPTIONS

The Company currently has no stock options reserved for issuance. All options have been exercised as of March 31, 2005.

NOTE 8	ACQUISITIONS

VoIP2
On July 30, 2004, the Company acquired 51% of the common stock of VoIP2 in order to carry out its operations as discussed in Notes 1 and 2 to the financial statements. The Company never controlled nor operated the activities and transactions of VoIP2 after the execution of the stock purchase agreement. The agreement provided for the issuance of 1 million shares of the Company’s common stock as payment for the acquisition of 51% of the common stock of VoIP2. As discussed in Note 10, effective October 11, 2005, the Company by action of its Board of Directors, has unilaterally rescinded both the agreement dated July 30, 2004 based on what was an essential failure of consideration on the part of the management of VoIP2 .

NOTE 9	CONTINGENCIES AND COMMITMENTS

Legal Matters
There are no significant legal matters requiring disclosure as of the date of this report.

Contracts
The Company has entered into an employment contract with Luis Alvarez, which provides for an annual salary of $175,000 plus benefits that include the payment of a profit-sharing and bonus based on quarterly performance. Mr. Alvarez is the President of the Company.

The Company entered into a consulting contract with Brickman Holdings, LTD, and Jack Namer, which required monthly payments of $17,000. Mr. Namer provided technology related services and act as the Company’s Chief Technology Officer during the term of the contract.

During October 2004 both contracts were terminated.

NOTE 10	SUBSEQUENT EVENTS

Subsequent to March 31, 2005, it became apparent that the management of VoIP2, Brickman Holdings Ltd. (“Brickman”) and its principal, Jack Namer (“Namer”) and Robert Cappelli, and affiliate of Namer (“Cappelli”), never gave actual dominion or access to the equipment and rights which purportedly were conveyed to the Company through agreements in May and July 2004, as discussed in Notes 1, 3, and 8.

INCOMM HOLDINGS CORP. AND SUBSIDIARY
(A development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 10	SUBSEQUENT EVENTS – continued

While Mr. Namer was a senior officer of InComm and a director during this time and had the right to maintain physical dominion over the assets purportedly conveyed if deployed for proper corporate purposes, the Company was not able at any time to obtain control over the assets, or use them in furtherance of its operations, despite requests for the turnover of the assets to and the reduction to the use and possession of the Company.

Brickman, Namer and Cappelli never relinquished control of the assets and deployed the assets for their own purposes, and engaged in other improper practices and actions contrary to their fiduciary responsibilities to the Company. As a result, on October 11, 2005 management determined that there was an essential failure of consideration on the part of Namer, Brickman and Cappelli for the issuance of 11,000,000 shares associated with these transactions.

The aggregate effect of these actions and transactions related to the assets and business of VoIP2, Inc. and Namer, Brickman and Cappelli is expected to have no significant effect related to after-tax gains or losses, as the equipment and capital was returned.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
FINANCIAL STATEMENTS
JUNE 30, 2005

INCOMM HOLDINGS CORP.
(A development stage enterprise)
BALANCE SHEET
June 30, 2005
(Unaudited)

ASSETS
Current Assets:
Cash	$258,308

Property and equipment, net of accumulated depreciation of $0	8,384
Other assets	6,500

Total assets	$273,192

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable and accrued expenses	$27,900
Accounts payable to related party	48,150
Due to chief executive officer	8,500
Accrued interest on notes payable	3,018
Convertible promissory note, net of unamortized discount of $1,949	108,051
Notes Payable	315,661

Total current liabilities	511,280

Stockholders’ Deficit:
Preferred stock; $0.001 par value, 10,000,000 shares authorized, none issued and outstanding	—
Common stock; $.001 par value, 100,000,000 shares authorized, 31,033,332 issued and outstanding	31,033
Additional paid-in capital	351,384
Accumulated deficit during development stage	(620,505)

Total stockholders’ deficit	(238,088)

Total liabilities and stockholders’ deficit	$273,192

See Notes to Unaudited Financial Statements.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
STATEMENT OF OPERATIONS
(Unaudited)

	For the three-month period ended June 30, 2005	For the period from April 6, 2004 (inception) to June 30, 2004	For the period from April 6, 2004 (inception) to June 30, 2005

Revenues	$—	$—	$49,745

Cost of revenues	23,470	—	63,515

Gross profit (loss):	(23,470)	—	(13,770)

Operating expenses:
Sales, general and administrative	110,809	41,603	498,305
Sales, general and administrative-related party	16,050	—	48,150

Total operating expenses	126,859	41,603	562,505

Operating loss	(150,329)	(41,603)	(576,275)

Interest expense	(44,230)	—	(44,230)

Net loss	$(194,559)	$(41,603)	$(620,505)

Basic and diluted loss per share	$(0.01)	$(0.00)	$(0.02)

Basic and diluted weighted average shares outstanding	30,912,453	13,647,059	25,366,950

See Notes to Unaudited Financial Statements.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
STATEMENTS OF CASH FLOWS
(Unaudited)

		For the period	For the period
	For the three-month	from April 6, 2004	from April 6, 2004
	period ended	(inception)	(inception)
	June 30, 2005	to June 30, 2004	to June 30, 2005

Cash flows from operating activities:
Net loss	$(194,559)	$(47,603)	$(620,505)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount	25,551	—	25,551
Accretion of interest on notes payable	15,661	—	15,661
Changes in operating assets and liabilities
Due to related party	16,050	—	48,150
Security deposits	(3,500)	—	(6,500)
Accounts payable and accrued expenses	1,888	6,000	27,900
Accrued interest on promissory notes	3,018	—	3,018

Net cash used in operating activities	(135,891)	(41,603)	(506,725)

Cash flows used in investing activity:
Purchase of property and equipment	—	(8,309)	(8,384)

Cash flows from financing activities:
Proceeds from issuance of convertible promissory notes	85,000	—	110,000
Proceeds from issuance of shares of common stock	—	200,000	354,917
Advance from chief executive officer	8,500	—	8,500
Proceeds from issuance of notes payable	300,000	—	300,000

Net cash provided by financing activities	393,500	200,000	773,417

Increase in cash	257,609	158,397	258,308

Cash, beginning of period	699	—	—

Cash, end of period	$258,308	$158,397	258,308

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$—	$—	$—

Cash paid during the period for taxes	$—	$—	$—

Supplemental schedule of non-cash financing and investing activities:

Beneficial feature resulting from issuance of convertible promissory notes and corresponding debt discount	$27,500	$—	$27,500

Cancellation of shares issued in connection with acquisition of equipment and corresponding decrease in property and equipment	$3,225,600	$—	$3,225,600

See Notes to Unaudited Financial Statements.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of InComm Holdings Corp. (the “Company”) is presented to assist in understanding the Company’s financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America (“U.S.GAAP”) and have been consistently applied in the preparation of the financial statements.

Organization
The Company was incorporated under the laws of the State of Nevada on April 6, 2004. The Company is an Internet communications provider offering worldwide Voice over Internet Protocol and other services to small and medium size businesses and individuals. The initial marketing programs are aimed at the Latin American market. The Company’s operations are located in South Florida.

During September 2004, Incomm had acquired a 51% interest in VOIP2 as well as software and equipment valued at approximately $1,075,000 in exchange for 1,000,000 shares of common stock of the Company (the “Acquisition”). VOIP2 has not operated under the Company’s management, had no assets or liabilities and has since been dissolved. The Company never took possession of the equipment and believes that the former operators of VOIP2 misrepresented certain facts about the Acquisition. While the Company accounts for such shares as outstanding for financial reporting purposes, it does not consider that it has received the bargained-for consideration for the issuance of such shares.

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and the footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of recurring accruals, considered for a fair presentation have been included. Operating results for the three months ended June 30, 2005 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2006.

Concentration of Credit Risks

The Company is subject to concentrations of credit risk primarily from cash. During 2005, the Company has reached bank balances exceeding the FDIC insurance limit. The Company minimizes its credit risks associated with cash by periodically evaluating the credit quality of its primary financial institutions.

Cash and Cash Equivalents
The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments
The carrying value of cash, accounts payable and accrued expenses, notes payables and convertible promissory notes approximate their fair value due to their short-term maturities.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Income Taxes
Income taxes are accounted for in accordance with SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and tax bases of the Company’s assets and liabilities result in a deferred tax asset, SFAS No. 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or all of the deferred tax asset will not be realized.

Use of Estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, but are not limited to, the realization of receivables and the recoverability of long-lived assets. Actual results will differ from these estimates.

Loss per Share

Basic and loss per share is based on the weighted average number of common shares outstanding. The outstanding 2,200,000 warrants as of June 30, 2005 are excluded from the loss per share computation due to their antidilutive effect.

Revenue Recognition

Revenue is recognized when earned. The Company’s revenue recognition policies are in compliance with the Securities and Exchange Commission’s Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition”.

The Company generally invoices its customers upon ordering. Revenues from the sale of phone equipment are recognized upon shipment by the reseller to the end-user. Revenues from the Internet communications services are recognized when used by the end-user. The revenues are based on specific list prices for phone equipment and per minute rates for Internet communications services. The Company adjusts its product prices and services rates based on volume of services used and marketing promotion programs.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Property and Equipment
Computer and office equipment are stated at cost, and will be depreciated over their estimated useful lives using accelerated and straight-line methods once put in service.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS 123 R (revised 2004) “Share-Based Payment”. This Statement requires that the cost resulting from all share-based transactions be recorded in the financial statements.  The Statement establishes fair value as the measurement objective in accounting for share-based payment arrangements and requires all entities to apply a fair-value-based measurement in accounting for share-based payment transactions with employees. The Statement also establishes fair value as the measurement objective for transactions in which an entity acquires goods or services from non-employees in share-based payment transactions.  The Statement replaces SFAS 123 “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25 “Accounting for Stock Issued to Employees”.  The provisions of this Statement will be effective for the Company beginning with its fiscal year ending 2006.  The Company is currently evaluating the impact this new Standard will have on its financial position, results of operations or cash flows.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No.20 and SFAS No.3. SFAS No.154 requires retrospective application for voluntary changes in accounting principles in most instances and is required to be applied to all accounting changes made in fiscal years beginning after December 15, 2005. The provisions of this Statement will be effective for the Company beginning with its fiscal year ending 2006.  The Company is currently evaluating the impact this new Standard will have on its financial position, results of operations or cash flows.

NOTE 2-DEVELOPMENT STAGE OPERATIONS

The Company’s planned principal operations have not yet commenced. Accordingly, the Company’s activities have been accounted for as those of a development stage enterprise as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, ACCOUNTING AND REPORTING BY DEVELOPMENT STAGE ENTERPRISES. All losses since inception have been considered as part of the Company’s development stage activities.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 3-GOING CONCERN

The Company has generated operating losses of $425,946 since inception and management expects that the Company will continue to generate losses in the near future. The Company intends to secure financing for the foreseeable future until it generates enough cash flows from operating activities to meet its obligations when they become due. As a consequence of the uncertainty related to the Company’s ability to obtain the financial resources described above, substantial doubt is raised about its ability to continue as a going concern. However, the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Unless the Company is able to increase sales and/or raise additional debt or capital as discussed above to promote and develop its product and service lines, the Company might not be able to meet current obligations as they become due.

NOTE 4-DUE TO RELATED PARTY

The Company subleases space used for its headquarters’ and operational activities from an entity affiliated to one of its stockholders. The sublease agreement expired in July 2005. The sublease provides monthly payments of approximately $5,000 and is now renewable every month. The Company incurred approximately $16,000 during the three-month period ended June 30, 2005. The Company owes to the related party approximately $48,000 in connection with this sublease at June 30, 2005. The sublease agreement expired in July 2005.

NOTE 5-DUE TO CHIEF EXECUTIVE OFFICER

The Company’s chief executive officer advanced $8,500 to the Company during the three-month period ended June 30, 2005. The advance does not bear interest and is payable on demand.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 6-CONVERTIBLE PROMISSORY NOTE AND NOTES PAYABLE

Convertible promissory note and notes payable at June 30, 2005 consist of the following:

•

$110,000 convertible promissory note, bearing interest at 10% per annum, maturing on March 22, 2006. The lender has the option to convert up to $100,000 principal and interest into shares of the Company at a 25% discount. The Company has received $110,000 pursuant to this note at June 30, 2005.

•

$200,000 note payable, bearing interest at 14% per annum, with principal repayment of $400,000, together with interest, due on December 15, 2005. The Company has received $200,000 pursuant to this note at June 30, 2005.

•	$100,000 note payable, bearing no stated interest, with principal repayment of $150,000 due on December 16, 2005. The Company has received $100,000 pursuant to this note at June 30, 2005.

Pursuant to the $110,000 convertible promissory note, the Company issued 1,590,000 warrants during the three-month ended June 30, 2005. The exercise price of the warrants amounts to $0.10 per share. Such warrants expire in 2008. No value was attributed to such warrants as their exercise price exceeded their fair value.

In accordance with EITF Issue No.00-27,“Application of Issue No. 98-5, Accounting for convertible securities with beneficial conversion features of contingently adjustable conversion ratios, to certain convertible instruments”, the Company recorded a beneficial conversion feature related to the issuance of the convertible promissory note. Under the terms of these notes, the intrinsic value of the beneficial conversion feature was calculated using the effective discount of 25% upon issuance. During the three-month period ended June 30, 2005, the beneficial conversion feature amounted to approximately $27,500. This beneficial conversion feature is reflected in the accompanying financial statements as additional paid-in capital and corresponding debt discount.

The convertible promissory note and notes payable are unsecured.

The accrued interest payable under the convertible promissory note and notes payable amounted to $3,018 at June 30, 2005. The accretion of interest to account for the notes payable repayment premium of $250,000 amounted to $15,661 at June 30, 2005.

The Company recognized interest expense of $44,230 for the three-month period ended June 30, 2005, including amortization of debt discount amounting to $25,551.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 7-STOCKHOLDERS’ DEFICIT

Warrants

Pursuant to the $110,000 convertible promissory note, the Company issued 1,590,000 warrants during the three-month ended June 30, 2005. The exercise price of the warrants amounts to $0.10 per share. Such warrants expire in 2008. No value was attributed to such warrants as their exercise price exceeded their fair value.

Common Stock

There are 100,000,000 authorized shares of common stock, at $.001 par value per share. The total shares issued and outstanding as of March 31, 2005 was 31,033,332.

During April 2004, the Company issued 10,000,000 shares of common stock at its formation.

During May 2004, the Company issued 10,000,000 shares of common stock to a corporation in connection with the acquisition of the telecommunications equipment valued at $2,150,000. The Company never took possession of the telecommunications equipment. Management believes that the corporation made misrepresentations in connection with the telecommunications equipment. While the Company accounts for such shares as outstanding for financial reporting purposes, it does not consider that it has received the bargained-for consideration for such shares, and accordingly, that there was an essential failure of consideration for the issuance of the shares.

During September 2004, Incomm had acquired a 51% interest in VOIP2 as well as software and equipment valued at approximately $1,075,000 in exchange for 1,000,000 shares of common stock of the Company (the “Acquisition”). VOIP2 has not operated under the Company’s management, had no assets or liabilities and has since been dissolved. The Company never took possession of the equipment and believes that the former operators of VOIP2 misrepresented certain facts about the Transaction. While the Company accounts for such shares as outstanding for financial reporting purposes, it does not consider that it has received the bargained-for consideration for the issuance of such shares.

During September 2004, the Company issued 33,333 shares of common stock, valued $0.0425 in lieu of rent expense.

Between May and September 2004, the Company issued 10,000,000 shares of common stock under several stock purchase agreements in connection with the initial offer of capital to private investors. The initial offer of capital to private investors generated proceeds of $353,500.

INCOMM HOLDINGS CORP.
(A development stage enterprise)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 8-SUBSEQUENT EVENTS

During July 2005, the Company issued 10,000,000 warrants to existing shareholders pursuant to a recapitalization of the Company. The exercise price of the warrants amounts to $0.001 per share. Such warrants expire in 2008

During August 2005, the Company issued a $100,000 promissory note. The note is secured by the Company’s assets. The note bears no stated interest, however, the Company must repay $150,000 on February 5, 2006. Additionally, the Company issued 35,000 warrants in connection with this secured promissory note. The warrants are exercisable at a price of $1.00 per share and expire in August 2008.

During August 2005, the Company was acquired by Tradequest International, Inc., a publicly-traded corporation.

During July 2005, the Company issued in 28,506,666 shares to certain of the Company’s shareholders, officers and consultants. The shares were issued as part of a recapitalization of the Company.

TRADEQUEST INTERNATIONAL, INC.
(A development stage company)
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2005

TRADEQUEST INTERNATIONAL, INC.
(A development stage company)
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2005

The Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical balance sheet of Tradequest International, Inc. (“Tradequest) as of June 30, 2005 and the historical balance sheet of Incomm Holdings, Inc. (“Incomm”) giving effect to the acquisition of all of the outstanding common stock of Incomm through an exchange of shares of Tradequest for all the outstanding common stock of Incomm (the Acquisition) pursuant to a Securities Purchase Agreement and Plan of Reorganization (“Purchase Agreement”) effective August 19, 2005 among Tradquest, Incomm and their respective shareholders, as if the Acquisition had been consummated on June 30, 2005. The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the Acquisition, factually supportable, and expected to have a continuing impact on the combined results.

The following information should be read in conjunction with the pro forma condensed combined financial statements.

o	Accompanying notes to the unaudited pro forma combined condensed financial statements.

o

Separate historical financial statements of Incomm as of March 31, 2005 and for the year then ended as well as the historical financial statements as of June 30, 2005 and for the three-month period ended June 30, 2005.

o

Separate historical financial statements of Tradequest, as of and for the year ended December 31, 2004 included in Tradequest’s Annual Report on Form 10-KSB for the year ended December 31, 2004 as well as its historical financial statements as of and for the six-month period ended June 30, 2005 included in Tradequest’s Quarterly Report on Form 10-QSB for the period ended June 30, 2005.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the Acquisition been completed at the dates indicated. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial statements were prepared using the reverse acquisition treatment under the purchase method of accounting with Incomm treated as the acquiror. Accordingly, the assets and liabilities of Tradequest have been presented at their historical cost (which is considered to be the equivalent of estimated fair values), with no increment in combined stockholders’ equity (deficiency).

Tradequest International, Inc.
(A development stage company)
Proforma Consolidated Balance Sheet

June 30, 2005
(Unaudited)

	Tradequest International, Inc.	Incomm Holdings, Inc.	Combined	Proforma Adjustments		Proforma Consolidated

ASSETS
Current Assets:
Cash	$—	$258,308	$258,308	$—		$258,308

Property and equipment, net of accumulated depreciation of $0	—	8,384	8,384	—		8,384
Other assets	—	6,500	6,500	—		6,500

Total assets	$—	$273,192	$273,192	$—		$273,192

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable and accrued expenses	$61,955	$27,900	$89,855	$—		$89,855
Accounts payable to related party		48,150	48,150	—		48,150
Due to chief executive officer		8,500	8,500	—		8,500
Accrued interest on notes payable	—	3,018	3,018	—		3,018
Convertible promissory note, net of unamortized discount of $1,949	—	108,051	108,051	—		108,051
Notes payable	23,118	315,661	338,779	—		338,779

Total current liabilities	85,073	511,280	596,353	—		596,353

Stockholders’ Deficit:
Preferred stock
Common stock	15,109,108		15,109,108	(15,109,108	) (b)	149
				149	(a)
Common stock		31,033	31,033	—		31,033
Additional paid-in capital	53,000	351,384	404,384	(138,073	) (b)	266,162
				(149	) (a)
Treasury stock	(1,112)		(1,112)	1,112	(b)	—
Accumulated deficit	(15,246,069)	(620,505)	(15,866,574)	15,246,069	(b)	(620,505)

Total stockholders’ deficit	(85,073)	(238,088)	(323,161)	—		(323,161)

Total liabilities and stockholders’ deficit	$—	$273,192	$273,192	$—		$273,192

See Notes to Financial Statements.

Tradequest International, Inc.
(A development stage company)
Proforma Statement of Operations
For the Six-Month Period Ended June 30, 2005

	Tradequest International, Inc.	Incomm Holdings, Inc.	Combined	Proforma Adjustments		Proforma Consolidated

Revenues	$—	$—	$—	$—		$—

Cost of revenues	—	23,470	23,470	—		23,470

Gross profit:	—	(23,470)	(23,470)	—		(23,470)

Operating expenses:
Sales, general and administrative	53,143	181,614	234,757	(53,143	)(c)	181,614
Sales, general and administrative-related party	—	32,100	32,100	—		32,100

Total operating expenses	53,143	213,714	266,857	(53,143)		213,714

Operating loss	(53,143)	(237,184)	(290,327)	53,143	(c)	(237,184)

Interest expense	(1,084)	(44,230)	(45,314)	1,084	(c)	(44,230)

Net loss	$(54,227)	$(281,414)	$(335,641)	$54,227	(c)	$(281,414)

TRADEQUEST INTERNATIONAL, INC.
(A development stage company)
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 1. DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

Effective August 19, 2005, Tradequest acquired all the outstanding common stock of Incomm through an exchange of shares of Tradequest for all the outstanding common stock of Incomm (the Acquisition). Tradequest issued 59,539,998 shares of restricted common stock, $.0001 par value, to the former stockholders of Incomm in exchange for their 59,539,998 shares of Incomm common stock.

Pursuant to a Securities Purchase Agreement and Plan of Reorganization dated August 19, 2005 among Incomm, Tradequest, and Incomm stockholders (the Agreement), the officers and directors of Tradequest resigned upon consummation of the Acquisition. The persons serving as directors and officers of Incomm immediately prior to the Acquisition were elected to the same offices at Tradequest and retained their positions as directors and officers of Incomm.

Upon consummation of the Acquisition, Tradequest had 59,689,507 shares of its common stock issued and outstanding. The Incomm stockholders beneficially own 99.74% of the Tradequest voting securities.

As a result of the Acquisition, Incomm is a wholly-owned subsidiary of Tradequest. Tradequest intends to operate Incomm in the same manner and to continue in the business that Incomm engaged in prior to the Acquisition. Prior to the Acquisition, no material relationship existed between Incomm and its affiliates and Tradequest and its affiliates.

The Acquisition will be accounted for as a reverse acquisition application of the purchase method of accounting by Tradequest with Incomm treated as the accounting acquiror. Under the reverse acquisition method of accounting, the assets and liabilities of Tradequest will be recorded as of the acquisition date, at their respective historical cost, which is considered to be the equivalent of fair values, and added to those of Incomm with no increment in combined stockholders’ Equity (deficiency). The reported results of operations of Tradequest after completion of the acquisition will reflect the historical results of operations of Incomm.

Tradequest’s board declared a reverse stock-split of 65 to 1 shares of common stock, effective October 11, 2005. All shares of common stock information in this document has been updated to reflect the reverse stock split.

TRADEQUEST INTERNATIONAL, INC.
(A development stage company)
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 2. PRO FORMA ADJUSTMENTS

Adjustments included in the column under the heading “Pro Forma Adjustments” include the following:

(a)	To reflect the deemed issuance of 149,509 shares of Tradequest common stock to its stockholders and the issuance of shares of Tradequest common stock to the stockholders of record as of June 30, 2005.

(b)	To eliminate the accumulated deficit of Tradequest as the accounting acquiree under the reverse acquisition application of the purchase method of accounting.

(c)	To eliminate one time charges from the results of operations of Tradequest.